UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2006

INTERMUNE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-29801	94-3296648
(Commission File Number)	(IRS Employer Identification No.)
3280 Bayshore Boulevard
Brisbane, CA 94005
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (415) 466-2200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.
On February 2, 2006, InterMune, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.
The information in this Item 2.02 and in the press release attached as Exhibit 99.1 to this current report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the press release attached as Exhibit 99.1 to this current report shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by InterMune, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 8.01. Other Events.
On February 2, 2006, InterMune, Inc. issued a press release announcing its decision to discontinue its GRACES Phase III clinical trial evaluating the safety and efficacy of Actimmune® (interferon gamma-1b) in combination with standard of care chemotherapy in patients with advanced ovarian cancer. A copy of the press release is attached as Exhibit 99.2 to this current report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Number	Description
99.1	Press Release entitled “InterMune Announces Fourth Quarter and Year End 2005 Financial Results,” dated February 2, 2006.
99.2	Press Release entitled “InterMune Discontinues Ovarian Cancer Trial,” dated February 2, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMUNE, INC.
Dated: February 2, 2006	By:	/s/ Daniel G. Welch
Daniel G. Welch
Chief Executive Officer and President

EXHIBIT INDEX

Number	Description
99.1	Press Release entitled “InterMune Announces Fourth Quarter and Year End 2005 Financial Results,” dated February 2, 2006.
99.2	Press Release entitled “InterMune Discontinues Ovarian Cancer Trial,” dated February 2, 2006.